UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report: July 10, 2007
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commision File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices)           (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On July 10, 2007, KB Home (the “Company”) completed the sale of its entire 49% equity interest in its publicly-traded French subsidiary, Kaufman & Broad SA (“KBSA”), thereby disposing of all of its French homebuilding operations and assets, pursuant to a share purchase agreement (the “Share Purchase Agreement”) it entered into with Financière Gaillon 8 SAS (the “Purchaser”), an affiliate of PAI Partners, a European private equity firm, and three of the Company’s wholly-owned domestic subsidiaries: Kaufman and Broad Development Group, International Mortgage Acceptance Corporation, and Kaufman and Broad International, Inc. (collectively, the “Selling Subsidiaries”). Under the Share Purchase Agreement, the Purchaser acquired the entire 49% equity interest (representing 10,921,954 shares, which were held collectively by the Selling Subsidiaries) at a price of 55.00 euros per share. The purchase price consisted of 50.17 euros per share paid by the Purchaser in cash, and a cash dividend of 4.83 euros per share paid by KBSA upon the approval of KBSA’s board of directors. The Share Purchase Agreement was attached as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2007.
Reference is made to Item 9.01(b) below for the pro forma financial information required pursuant to Article 11 of Regulation S-X in connection with the transaction.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
Included as Exhibit 99.2 to this Current Report on Form 8-K are:
•	An unaudited pro forma condensed consolidated balance sheet of the Company as of May 31, 2007, that gives effect to the sale of the Company’s ownership interest in KBSA as if it had occurred as of May 31, 2007.
•	An unaudited pro forma condensed consolidated statement of operations of the Company for the six months ended May 31, 2007, that gives effect to the sale of the Company’s ownership interest in KBSA as if it had occurred as of December 1, 2006.
•	An unaudited pro forma condensed consolidated statement of income of the Company for the year ended November 30, 2006, that gives effect to the sale of the Company’s ownership interest in KBSA as if it had occurred as of December 1, 2005.

(d) Exhibits
99.1	Press Release of KB Home issued on July 10, 2007.

99.2	Unaudited pro forma condensed consolidated financial statements.
(i)	Unaudited pro forma condensed consolidated balance sheet as of May 31, 2007.

(ii)	Unaudited pro forma condensed consolidated statement of operations for the six months ended May 31, 2007.

(iii)	Unaudited pro forma condensed consolidated statement of income for the year ended November 30, 2006.

(iv)	Notes to the unaudited pro forma condensed consolidated financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 16, 2007

KB Home
By:	/s/ Domenico Cecere
Domenico Cecere
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of KB Home issued on July 10, 2007.

99.2	Unaudited pro forma condensed consolidated financial statements.
(i)	Unaudited pro forma condensed consolidated balance sheet as of May 31, 2007.

(ii)	Unaudited pro forma condensed consolidated statement of operations for the six months ended May 31, 2007

(iii)	Unaudited pro forma condensed consolidated statement of income for the year ended November 30, 2006

(iv)	Notes to the unaudited pro forma condensed consolidated financial statements.

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